                                                                  Exhibit 10(pp)

                    LOCKHEED MARTIN GLOBAL TELECOMMUNCIATIONS
                    -----------------------------------------
                       SUPPLEMENTAL SAVINGS INCENTIVE PLAN
                       -----------------------------------

                          (Effective as of May 1, 2001)


                                    ARTICLE I
                                    ---------

                              PURPOSES OF THE PLAN
                              --------------------

         The purposes of the Lockheed Martin Global Telecommunications Supplemental Savings Incentive Plan (the "Supplemental Savings Incentive Plan") are to provide certain key management employees of Lockheed Martin Global Telecommunications, LLC and its subsidiaries (the "Company") the opportunity to defer compensation that cannot be contributed under the Lockheed Martin Global Telecommunications Savings Incentive Plan (the "Qualified Savings Plan") because of the limitations of Code section 401(a)(17), 402(g), or 415(c)(1)(A), and to provide those employees with matching credits equal to the matching contributions that would have been made by the Company on their behalf under the Qualified Savings Plan if the amounts deferred had been contributed to the Qualified Savings Plan.



                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

         Unless the context indicates otherwise, the following words and phrases shall have the meanings hereinafter indicated:

         1. ACCOUNT -- The bookkeeping account maintained by the Company for each Participant which is credited with the Participant's Deferred Compensation, Matching Credits, and earnings (or losses) attributable to the Investment Options selected by the Participant, and which is debited to reflect distributions. The portions of a Participant's Account allocated to different Investment Options will be accounted for separately.

         2. ACCOUNT BALANCE -- The total amount credited to a Participant's Account at any time, including the portions of the Account allocated to each Investment Option.

         3. BENEFICIARY -- The person or persons designated by the Participant as his or her beneficiary under the Qualified Savings Plan, or if no such beneficiary is designated, the Participant's estate.

         4.       BOARD -- The Board of Directors of Lockheed Martin
Corporation.

         5.       CODE -- The Internal Revenue Code of 1986, as amended.

         6.       COMMITTEE -- The committee described in Section 1 of Article
IX.

         7. COMPANY -- Lockheed Martin Global Telecommunications, LLC and its subsidiaries.

         8. COMPENSATION -- An employee's base salary from the Company, as defined in the Qualified Savings Plan.

         9. DEFERRAL AGREEMENT -- The written agreement executed by an Eligible Employee on the form provided by the Company under which the Eligible Employee elects to defer Compensation for a Year.

         10. DEFERRED COMPENSATION -- The amount of Compensation deferred and credited to a Participant's Account under the Supplemental Savings Incentive Plan for a Year.

         11. ELIGIBLE EMPLOYEE -- A salaried employee who is eligible to participate in the Qualified Savings Plan as of the thirtieth (30th) day preceding the last day on which a Deferral Agreement may be made for a Year, and whose annual rate of Compensation equals or exceeds $150,000 as of November 1 of the Year preceding the Year for which a Deferral Agreement is to take effect, and who satisfies such additional requirements for participation in this Supplemental Savings Incentive Plan as the Committee may from time to time establish. In the exercise of its authority under this provision, the Committee shall limit participation in the Plan to employees whom the Committee believes to be a select group of management or highly compensated employees within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         12.      EXCHANGE ACT -- The Securities Exchange Act of 1934.

         13. INVESTMENT OPTION -- A measure of investment return pursuant to which Deferred Compensation credited to a Participant's Account shall be further credited with earnings (or losses). The Investment Options available under this Supplemental Savings Incentive Plan shall correspond to the investment options available under the Qualified Savings Plan.

         14. LOCKHEED MARTIN CORPORATION STOCK INVESTMENT OPTION -- The Investment Option under which the Participant's Account is credited as if invested under the investment option in the Qualified Savings Plan for the common stock of Lockheed Martin Corporation.

         15. MATCHING CREDIT -- Any amount credited to a Participant's Account under Article IV.

         16. PARTICIPANT -- An Eligible Employee for whom Compensation has been deferred under this Supplemental Savings Incentive Plan; the term shall include a former employee whose Account Balance has not been fully distributed.

         17. QUALIFIED SAVINGS PLAN -- The Lockheed Martin Global Telecommunications Savings Incentive Plan or any successor plan.

         18. SECTION 16 PERSON -- A Participant who at the relevant time is subject to the reporting and short-swing liability provisions of Section 16 of the Exchange Act.

         19. SUPPLEMENTAL SAVINGS INCENTIVE PLAN -- The Lockheed Martin Global Telecommunications Supplemental Savings Incentive Plan, adopted by the Board of Directors of Lockheed Martin Corporation, effective May 1, 2001.

         20.      YEAR -- The calendar year.

                                   ARTICLE III
                                   -----------

                           ELECTION OF DEFERRED AMOUNT
                           ---------------------------

         1.       Timing of Deferral Elections. An Eligible Employee may elect
                  ----------------------------
to defer Compensation for a Year by executing and delivering to the Company a Deferral Agreement no later than November 30 of the preceding Year. An Eligible Employee's Deferral Agreement shall be irrevocable when delivered to the Company and shall remain irrevocably in effect for all succeeding Years, except that the Deferral Agreement may be modified or revoked with respect to any succeeding year by the Eligible Employee's execution and delivery to the Company of a new or modified Deferral Agreement on or before November 30 of such succeeding Year. Notwithstanding the foregoing, deferral elections for the 2001 Year may be made as late as____________, 2001, in recognition of the fact that the right to enter into Deferral Agreements for the 2001 Year has been delayed pending the approval of this Supplemental Savings Incentive Plan by the Board and the distribution of prospectuses for the Plan; provided, however, that no Deferral Agreement for the 2001 Year shall take effect, or apply to Compensation earned, before the date that the Eligible Employee's Deferral Agreement is executed and delivered to the Company.

         2.       Amount of Deferred Compensation. Unless an Eligible Employee
                  -------------------------------
elects to make no deferral for a Year, the Eligible Employee's Deferred Compensation for a Year shall equal (i) his or her Compensation from the time when his or her Deferral Agreement takes effect during the Year (as elected under Section 3 of this Article III) until the last day of the Year, multiplied by (ii) the percentage of Compensation that the Eligible Employee has elected to contribute to the Qualified Savings Plan for that Year. An Eligible Employee who has elected to make a deferral for a Year under this Supplemental Savings Incentive Plan shall be precluded from modifying his or her rate of contributions to the Qualified Savings Plan for that Year after the date on which his or her Deferral Agreement for that Year (including any continuing Deferral Agreement) has become irrevocable under Section 1 of this Article III.

         3.       Time when Deferral Agreement Takes Effect. The Eligible
                  -----------------------------------------
Employee will have his or her Deferral Agreement take effect after the occurrence of the earliest of the following triggering events:

                  (a) the Eligible Employee's pre-tax salary reduction contributions under the Qualified Savings Plan for the Year equal the applicable limit under Code section 402(g),

                  (b) the Compensation paid to the Eligible Employee for the year equals the applicable compensation limit under Code section 401(a)(17), or

                  (c) the annual additions (within the meaning of Code section 415(c)(21)) of the Eligible Employee for the Year under the Qualified Savings Plan and any other plan maintained by the Company or Lockheed Martin Corporation equal the applicable limit under Code section 415(c)(1)(A).

An Eligible Employee's Deferral Agreement shall first take effect and apply to that portion of Compensation earned by the Eligible Employee for a particular payroll period that exceeds the amount at which, or with respect to which, the triggering event occurs.



                                   ARTICLE IV
                                   ----------

                                MATCHING CREDITS
                                ----------------

         The Company shall credit to the Account of a Participant as Matching Credits the same percentage of the Participant's Deferred Compensation as it would have contributed as matching contributions to the Qualified Savings Plan if the amount of the Participant's Deferred Compensation had been contributed as pre-tax salary reduction to the Qualified Savings Plan.



                                    ARTICLE V
                                    ---------

                              CREDITING OF ACCOUNTS
                              ---------------------

         1.       Crediting of Deferred Compensation.  Deferred Compensation
                  ----------------------------------
shall be credited to a Participant's Account as of the day on which such amount would have been credited to the Participant's account under the Qualified Savings Plan if the Participant's Deferred Compensation had been contributed as pre-tax salary reduction to the Qualified Savings Plan.

         2.       Crediting of Matching Credits.  Matching Credits shall be
                  -----------------------------
credited to a Participant's Account as of the day on which the Deferred Compensation to which they relate are credited under Section 1 of this Article V.

         3.       Crediting of Earnings.  Earnings shall be credited to a
                  ---------------------
Participant's Account based on the Investment Option or Options to which his or her Account has been allocated, beginning with the day as of which any amounts (or any reallocation of amounts) are credited to the Participant's Account. Any amount distributed from a Participant's Account shall be credited with earnings through the day on which the distribution is processed. The manner in which earnings are credited under each of the Investment Options shall be determined in the same manner as under the Qualified Savings Plan.

         4.       Selection of Investment Options.  The amounts credited to a
                  -------------------------------
Participant's Account under this Supplemental Savings Incentive Plan shall be allocated among the Investment Options in the same percentages as the Participant's account under the Qualified Savings Plan is allocated among those Investment Options. In the event that an Account is maintained for a Participant under this Supplemental Savings Incentive Plan at a time when an account is no longer maintained for the Participant under the Qualified Savings Plan, the Participant may allocate and reallocate his or her Account Balance among the Investment Options in accordance with the procedures and limitations on allocations and reallocations under the Qualified Savings Plan.

                                   ARTICLE VI
                                   ----------

                               PAYMENT OF BENEFITS
                               -------------------

         1.       General.  The Company's liability to pay benefits to a
                  -------
Participant or Beneficiary under this Supplemental Savings Incentive Plan shall be measured by and shall in no event exceed the Participant's Account Balance, which shall be fully vested and nonforfeitable at all times. All benefit payments shall be made in cash and, except as otherwise provided, shall reduce allocations to the Investment Options in the same proportions that the Participant's Account Balance is allocated among those Investment Options.

         2.       Commencement of Payment.  The payment of benefits to a
                  -----------------------
Participant shall commence as soon as administratively feasible following the Participant's termination of employment with the Company and his or her entitlement to commence receiving benefits under the Qualified Savings Plan.

         3.       Form of Payment.  At the time an Eligible Employee first
                  ---------------
completes a Deferral Agreement, he or she shall irrevocably elect the form of payment of his or her Account Balance from among the following options:

                  (a)  A lump sum.

                  (b) Annual payments for a period of 5, 10, 15, or 20 years, as designated by the Participant. The amount of each annual payment shall be determined by dividing the Participant's Account Balance on the date such payment is processed by the number of years remaining in the designated installment period. The installment period may be shortened, in the sole discretion of the Committee, if the Committee at any time determines that the amount of the annual payments that would be made to the Participant during the designated installment period would be too small to justify the maintenance of the Participant's Account and the processing of payments.

         4.       Prospective Change of Payment Election.  The Committee may, in
                  --------------------------------------
its discretion, permit a Participant to modify his or her payment election under
Section 3 of this Article VI at the time the Participant enters into a Deferral Agreement for a Year; if accepted, any such modification shall apply to all amounts credited to the Participant's Account under this Supplemental Savings Incentive Plan. No such modification will be effective if made within one year of the date of the Participant's termination of employment.

         5.       Death Benefits.  Upon the death of a Participant before a
                  --------------
complete distribution of his or her Account Balance, the Account Balance will be paid to the Participant's Beneficiary in an immediate lump sum.

         6.       Acceleration upon Change in Control.
                  -----------------------------------

                  (a)  Notwithstanding any other provision of this Supplemental

         Savings Incentive Plan, the Account Balance of each Participant shall be distributed in a single lump sum within fifteen (15) calendar days following a "Change in Control."

                  (b) For purposes of this Supplemental Savings Incentive Plan, a Change in Control shall include and be deemed to occur upon the following events:

                       (1) A tender offer or exchange offer is consummated for
                  the ownership of securities of Lockheed Martin Corporation representing 25% or more of the combined voting power of Lockheed Martin Corporation's then outstanding voting securities entitled to vote in the election of directors of Lockheed Martin Corporation.

                       (2) Lockheed Martin Corporation is merged, combined,
                  consolidated, recapitalized or otherwise reorganized with one or more other entities that are not subsidiaries of Lockheed Martin Corporation and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of Lockheed Martin Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

                       (3) Any person (as this term is used in Sections 3(a)(9)
                  and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Lockheed Martin Corporation representing 25% or more of the combined voting power of Lockheed Martin Corporation's then outstanding securities entitled to vote in the election of directors of Lockheed Martin Corporation.

                       (4) At any time within any period of two years after a
                  tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the "Incumbent Directors" shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, "Incumbent Directors" shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

                       (5) The stockholders of Lockheed Martin Corporation
                  approve a plan of liquidation and dissolution or the sale or transfer of substantially all of Lockheed Martin Corporation's business and/or assets as an entirety to an entity that is not a subsidiary of Lockheed Martin Corporation.

                  (c) Notwithstanding the provisions of Section 6(a) of this Article VI, if a distribution in accordance with the provisions of
         Section 6(a) would result in a nonexempt transaction under Section
         16(b)
         of the Exchange Act with respect to any Section 16 Person, then the date of distribution to such Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.

                  (d) This Section 6 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of an Account Balance in any transaction involving Lockheed Martin Corporation's sale, liquidation, merger, or other disposition of any subsidiary of the Company or of Lockheed Martin Corporation.

                  (e) The Committee may cancel or modify this Section 6 at any time prior to a Change in Control. In the event of a Change in Control, this Section 6 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 6 shall not, for purposes of
         Section 6, be subject to cancellation or modification during the five year period.

         7.       Deductibility of Payments. In the event that the payment of
                  -------------------------
benefits in accordance with the Participant's election under Section 3 of this
Article VI would prevent the Company or Lockheed Martin Corporation from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the timing of distributions from the Participant's Account as necessary to maximize the Company's or Lockheed Martin Corporation's tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the Participant's election, consistent with the objective of maximum deductibility for the Company or Lockheed Martin Corporation. The Committee shall have no authority to reduce a Participant's Account Balance or to pay aggregate benefits less than the Participant's Account Balance in the event that all or a portion thereof would not be deductible by the Company or Lockheed Martin Corporation.

         8.       Change of Law.  Notwithstanding anything to the contrary
                  -------------
herein, if the Committee determines in good faith, based on consultation with counsel, that the federal income tax treatment or legal status of this Supplemental Savings Incentive Plan has or may be adversely affected by a change in the Internal Revenue Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the Accounts of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

         9.       Tax Withholding.  To the extent required by law, the Company
                  ---------------
shall withhold from benefit payments hereunder, or with respect to any amounts credited to a Participant's Account hereunder, any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required. However, the amount of Deferred Compensation or Matching Credits to be credited to a Participant's Account will not be reduced or adjusted by the amount of any tax that the Company is required to withhold with respect thereto.

                                   ARTICLE VII
                                   -----------

                         EXTENT OF PARTICIPANTS' RIGHTS
                         ------------------------------

         1.       Unfunded Status of Plan. This Supplemental Savings Incentive
                  -----------------------
Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant's rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Supplemental Savings Incentive Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Supplemental Savings Incentive Plan, the Company may set aside assets in a trust or trusts described in Revenue Procedure 92-64, 1992-2 C.B. 422 (generally known as a "rabbi trust"), and the Company may direct that its obligations under this Supplemental Savings Incentive Plan be satisfied by payments out of such trust or trusts. It is the Company's intention that this Supplemental Savings Incentive Plan be unfunded for federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

         2.       Nonalienability of Benefits.  A Participant's rights to
                  ---------------------------
benefit payments under this Supplemental Savings Incentive Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary.



                                  ARTICLE VIII
                                  ------------

                            AMENDMENT OR TERMINATION
                            ------------------------

         1.       Amendment.  The Board may amend, modify, suspend or
                  ---------
discontinue this Supplemental Savings Incentive Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant's Account Balance or postponing the time when a Participant is entitled to receive a distribution of his or her Account Balance.

         2.       Termination.  The Board reserves the right to terminate this
                  -----------
Supplemental Savings Incentive Plan at any time and to pay all Participants their Account Balances in a lump sum immediately following such termination or at such time thereafter as the Board may determine; provided, however, that if a distribution in accordance with the provisions of this Section 2 would otherwise result in a nonexempt transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to any Section 16 Person shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act.


                                   ARTICLE IX
                                   ----------

                                 ADMINISTRATION
                                 --------------

         1.       The Committee.  This Supplemental Savings Incentive Plan shall
                  -------------
be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Supplemental Savings Incentive Plan to comply with the requirements of Rule 16b-3 of the Exchange Act. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee shall have full authority to interpret the Supplemental Savings Incentive Plan, and interpretations of the plan by the Committee shall be final and binding on all parties.

         2.       Delegation and Reliance. The Committee may delegate to the
                  -----------------------
officers or employees of Lockheed Martin Corporation or of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Supplemental Savings Incentive Plan in accordance with its terms and purpose, except that the Committee may not delegate any authority the delegation of which would cause this Supplemental Savings Incentive Plan to fail to satisfy the applicable requirements of Rule 16b-3. In making any determination or in taking or not taking any action under this Supplemental Savings Incentive Plan, the Committee may obtain and rely upon the advice of experts, including professional advisors to Lockheed Martin Corporation or the Company. No officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Supplemental Savings Incentive Plan.

         3.       Exculpation and Indemnity.  Neither Lockheed Martin
                  -------------------------
Corporation or the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Supplemental Savings Incentive Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Supplemental Savings Incentive Plan or for the failure of the Supplemental Savings Incentive Plan or any Participant's rights under the Supplemental Savings Incentive Plan to achieve intended tax consequences, to qualify for exemption or relief under Section 16 of the Exchange Act and the rules thereunder, or to comply with any other law, compliance with which is not required on the part of Lockheed Martin Corporation or the Company.

         4.       Facility of Payment.  If a minor, person declared incompetent,
                  -------------------
or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company, Lockheed Martin Corporation and the Committee from all liability with respect thereto.

         5.       Proof of Claims.  The Committee may require proof of the
                  ---------------
death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

         6.       Claim Procedures.  The procedures when a claim under this
                  ----------------
Supplemental Savings Incentive Plan is denied by the Committee are as follows:

                  (a)      The Committee shall:

                           (i) notify the claimant within a reasonable time of such denial, setting forth the specific reasons therefor; and

                           (ii) afford the claimant a reasonable opportunity for a review of the decision.

                  (b) The notice of such denial shall set forth, in addition to the specific reasons for the denial, the following:

                           (i) identification of pertinent provisions of this Supplemental Savings Incentive Plan;

                           (ii) such additional information as may be relevant to the denial of the claim; and

                           (iii) an explanation of the claims review procedure
                                 and advice that the claimant may request an opportunity to submit a statement of issues and comments.

                  (c) Within sixty days following advice of denial of a claim, upon request made by the claimant, the Committee shall take appropriate steps to review its decision in light of any further information or comments submitted by the claimant. The Committee may hold a hearing at which the claimant may present the basis of any claim for review.

                  (d) The Committee shall render a decision within a reasonable time (not to exceed 120 days) after the claimant's request for review and shall advise the claimant in writing of its decision, specifying the reasons and identifying the appropriate provisions of the Supplemental Savings Incentive Plan.

                                    ARTICLE X
                                    ---------

                      GENERAL AND MISCELLANEOUS PROVISIONS
                      ------------------------------------

                  1. Neither this Supplemental Savings Incentive Plan nor a Participant's Deferral Agreement, either singly or collectively, shall in any way obligate the Company to continue the employment of a Participant with the Company, nor does either this Supplemental Savings Incentive Plan or a Deferral Agreement limit the right of the Company at any time and for any reason to terminate the Participant's employment. In no event shall this Supplemental Savings Incentive Plan or a Deferral Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Supplemental Savings Incentive Plan or a Deferral Agreement, either singly or collectively, by their terms or implications in any way limit the right of the Company to change an Eligible Employee's compensation or other benefits.

                  2. Any amount credited to a Participant's Account under this Supplemental Savings Incentive Plan shall not be treated as compensation for purposes of calculating the amount of a Participant's benefits or contributions under any pension, retirement, or other plan maintained by the Company or Lockheed Martin Corporation, except as provided in such other plan.

                  3. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6560 Rock Spring Drive, Bethesda, Maryland 20817, to the attention of the Vice President, Human Resources. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her place of residence or business address.

                  4. In the event it should become impossible for the Company or the Committee to perform any act required by this Supplemental Savings Incentive Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Supplemental Savings Incentive Plan.

                  5. By electing to become a Participant hereunder, each Eligible Employee shall be deemed conclusively to have accepted and consented to all the terms of this Supplemental Savings Incentive Plan and all actions or decisions made by the Company, Lockheed Martin Corporation, the Board, or Committee with regard to the Supplemental Savings Incentive Plan.

                  6. The provisions of this Supplemental Savings Incentive Plan and the Deferral Agreements hereunder shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

                  7. A copy of this Supplemental Savings Incentive Plan shall be available for inspection by Participants or other persons entitled to benefits under the plan at reasonable times at the offices of the Company.

                  8. The validity of this Supplemental Savings Incentive Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

                  9. This Supplemental Savings Incentive Plan and its operation, including, but not limited to, the mechanics of deferral elections, the issuance of securities, if any, or the payment of cash hereunder is subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal insider trading, registration, reporting and other securities laws) and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for Lockheed Martin Corporation or the Company, be necessary or advisable in connection therewith.

                  10. This Supplemental Savings Incentive Plan is intended to constitute an "excess benefit plan" within the meaning of Rule 16b-3(b)(2) under the Exchange Act, and it shall be construed and applied accordingly. It is the intent of the Company that this Supplemental Savings Incentive Plan satisfy and be interpreted in a manner that, in the case of Participants who are or may be Section 16 Persons, satisfies any applicable requirements of Rule 16b-3 of the Exchange Act or other exemptive rules under Section 16 of the Exchange Act and will not subject Section 16 Persons to short-swing profit liability thereunder. If any provision of this Supplemental Savings Incentive Plan would otherwise frustrate or conflict with the intent expressed in this Section 10, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded. Similarly, any action or election by a Section 16 Person with respect to the Supplemental Savings Incentive Plan to the extent possible shall be interpreted and deemed amended so as to avoid liability under Section 16 or, if this is not possible, to the extent necessary to avoid liability under Section 16, shall be deemed ineffective. Notwithstanding anything to the contrary in this Supplemental Savings Incentive Plan, the provisions of this Supplemental Savings Incentive Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Supplemental Savings Incentive Plan are applicable solely to Section 16 Persons. Notwithstanding any other provision of this Supplemental Savings Incentive Plan to the contrary, if a distribution which would otherwise occur is prohibited or proposed to be delayed because of the provisions of Section 16 of the Exchange Act or the provisions of the Supplemental Savings Incentive Plan designed to ensure compliance with Section 16, the Section 16 Person involved may affirmatively elect in writing to have the distribution occur in any event; provided that the Section 16 Person shall concurrently enter into arrangements satisfactory to the Committee in its sole discretion for the satisfaction of any and all liabilities, costs and expenses arising from this election.

                                   ARTICLE XI
                                   ----------

                                 EFFECTIVE DATE
                                 --------------

                  The effective date of this Supplemental Savings Incentive Plan is May 1, 2001.